Blackstone Senior Floating Rate Term Fund

Portfolio of Investments
March 31, 2021 (Unaudited)
	Principal
	Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 132.18%
Aerospace & Defense - 2.57%
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	$1,151,509	$1,119,319
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	619,020	601,715
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	1,724,800	1,629,936
Peraton Corp., First Lien B Term Loan, 2M US L + 3.75%, 0.75% Floor, 02/01/2028	833,798	835,190
Peraton Corp., First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/01/2028	1,467,407	1,469,857
		5,656,017

Air Transport - 2.23%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,119,016	1,147,870
American Airlines, Inc., First Lien 2017 Class B Term Loan, 1M US L + 2.00%, 04/28/2023	777,500	743,364
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	664,902	589,854
Atlantic Aviation FBO, Inc., First Lien B Term Loan, 1M US L + 3.75%, 12/06/2025	497,455	498,077
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	1,935,000	1,926,022
		4,905,187

Automotive - 1.45%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	1,974,534	1,515,455
Clarios Global LP, First Lien Amendment No. 1 Dollar Term Loan, 1M US L + 3.25%, 04/30/2026	1,023,241	1,014,288
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024	660,096	659,274
		3,189,017

Beverage & Tobacco - 0.82%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	1,800,000	1,795,356

Brokers, Dealers & Investment Houses - 3.26%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	1,442,190	1,443,545
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	1,934,377	1,939,213
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/07/2028	3,054,087	3,041,688
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	752,367	750,113
		7,174,559

Building & Development - 4.42%
C.H.I. Overhead Doors, Inc., First Lien Third Amendment Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/31/2025(b)	453,319	454,169
Cornerstone Building Brands, Inc., First Lien B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	1,344,540	1,341,179
Foundation Building Materials, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 0.50% Floor, 01/31/2028	341,966	339,273
Foundation Building Materials, Inc., First Lien Sailor Term Loan, 1M US L + 3.25%, 0.50% Floor, 01/31/2028	197,764	196,206
LBM Acquisition LLC, First Lien Initial Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	251,105	250,470
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	1,129,973	1,127,114
MI Windows and Doors LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/18/2027	1,164,532	1,170,361
Ply Gem Midco, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 04/12/2025	3,456	3,459
SRS Distribution, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 05/23/2025	1,638,947	1,619,386

	Principal
	Amount	Value
Building & Development (continued)
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	$1,617,896	$1,638,630
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 3M US L + 4.00%, 0.50% Floor, 10/19/2027	1,592,782	1,591,898
		9,732,145

Business Equipment & Services - 24.24%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	1,031,348	1,024,531
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	483,964	484,569
Allied Universal Holdco LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 07/10/2026	1,070,658	1,068,988
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	1,965,000	1,959,478
AqGen Ascensus, Inc., First Lien Seventh Amendment Replacement Term Loan, 3M US L + 4.00%, 1.00% Floor, 12/03/2026	739,662	740,239
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	846,563	842,859
Cambium Learning Group, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.75% Floor, 12/18/2025	1,576,382	1,580,229
Camelot U.S. Acquisition 1 Co., First Lien Amendment No. 2 Incremental Term Loan, 1M US L + 3.00%, 1.00% Floor, 10/30/2026	602,806	603,258
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	887,745	876,511
Convergint Technologies LLC, First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/18/2028	125,519	125,088
Convergint Technologies LLC, First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/18/2028	599,354	597,295
Convergint Technologies LLC, Second Lien 2nd lien TL Term Loan, 3M US L + 6.75%, 0.75% Floor, 03/18/2029(b)	601,071	604,077
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 3.25%, 02/06/2026	1,744,485	1,737,402
Epicor Software Corp., First Lien C Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/30/2027	1,896,691	1,893,818
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	822,203	852,008
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	778,043	779,988
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	1,603,786	1,607,458
GI Revelation Acquisition LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 04/16/2025	1,461,395	1,466,268
GI Revelation Acquisition LLC, Second Lien Initial Term Loan, 1M US L + 9.00%, 04/16/2026	1,540,000	1,542,572
Globallogic Holdings, Inc., First Lien 2020 Incremental B-2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 09/14/2027	704,307	705,187
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 1M US L + 3.50%, 1.00% Floor, 05/23/2025	1,399,106	1,401,295
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.125%, 02/25/2025	451,500	462,508
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025	1,002,931	957,799
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	1,444,156	1,395,416
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	909,788	891,847
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	1,449,444	1,423,781
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	1,843,286	1,844,051
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 5.00%, 03/27/2026	1,339,703	1,340,266
Mitchell International, Inc., First Lien Amendment No. 2 New Facility Term Loan, 1M US L + 4.25%, 0.50% Floor, 11/29/2024	192,551	193,225
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	1,538,765	1,516,861
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	690,909	691,341
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.75%, 05/23/2025	1,996,685	1,993,361
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	1,540,000	1,478,400
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.00%, 05/01/2025	2,004,523	2,008,462
Project Boost Purchaser LLC, First Lien Tranche 1 Term Loan, 1M US L + 3.50%, 06/01/2026	1,509,613	1,492,162
Revspring, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 10/11/2025	1,290,300	1,287,610
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 3.75%, 09/03/2026	1,076,478	1,072,382
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	625,275	627,488
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	1,427,060	1,409,914
Surveymonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025	2,526,435	2,523,277

	Principal
	Amount	Value
Business Equipment & Services (continued)
ThoughtWorks, Inc., First Lien Incremental Term Loan, 1M US L + 3.25%, 0.50% Floor, 03/24/2028	$712,500	$711,909
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 06/21/2024	1,880,449	1,878,559
Virtusa Corp., First Lien Closing Date Term Loan, 1M US L + 4.25%, 0.75% Floor, 02/11/2028	633,962	635,550
Wash MultiFamily Acquisition, Inc., First Lien Initial Canadian Term Loan, 1M US L + 3.25%, 1.00% Floor, 05/16/2022	107,056	106,856
Wash MultiFamily Acquisition, Inc., First Lien Initial US Term Loan, 1M US L + 3.25%, 1.00% Floor, 05/16/2022	780,758	779,294
Weld North Education LLC, First Lien 2020 Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/21/2027	2,151,775	2,150,581
		53,366,018

Cable & Satellite Television - 1.58%
NewCo I B.V., First Lien Facility AV1 Term Loan, 1M US L + 3.50%, 01/31/2029	583,333	582,502
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 1M US L + 3.69%, 01/31/2026	498,711	495,699
Radiate HoldCo LLC, First Lien B Term Loan, 1M US L + 3.50%, 0.75% Floor, 09/25/2026	1,807,814	1,809,251
UPC Financing Partnership, First Lien Facility AV Term Loan, 1M US L + 3.50%, 01/31/2029	583,333	582,502
		3,469,954

Chemical & Plastics - 4.09%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	2,127,547	2,159,237
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 1.00% Floor, 08/01/2025	2,503,838	2,506,968
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	455,882	456,644
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	1,530,000	1,528,088
PQ Corp., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 02/07/2027	399,165	400,205
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 1.00% Floor, 01/31/2025	401,549	384,065
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	935,696	885,795
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	725,111	678,961
		8,999,963

Clothing & Textiles - 0.34%
S&S Holdings LLC, First Lien Initial Term Loan, 2M US L + 5.00%, 0.50% Floor, 03/11/2028	760,000	741,950

Conglomerates - 1.99%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	2,396,317	2,365,116
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	593,061	504,102
Sabre GLBL, Inc., First Lien 2020 Other B Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/17/2027	205,447	207,888
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,350,729	1,293,607
		4,370,713

Containers & Glass Products - 2.87%
Charter NEX US, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/01/2027	1,187,089	1,191,012
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan, 1M US L + 3.50%, 0.50% Floor, 03/02/2028	996,067	985,330
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	1,067,000	1,060,331
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	620,110	612,359
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 4.00%, 1.00% Floor, 11/03/2025	1,691,566	1,692,970
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025	800,000	396,000
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.00%, 1.00% Floor, 10/17/2024	373,421	370,563
		6,308,565

Diversified Insurance - 1.21%
CP VI Bella Midco LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 12/29/2025	385,714	387,001

	Principal
	Amount	Value
Diversified Insurance (continued)
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	$1,288,955	$1,271,734
Ryan Specialty Group LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 0.75% Floor, 09/01/2027	1,001,815	1,003,483
		2,662,218

Drugs - 1.81%
Albany Molecular Research, Inc., First Lien 2020 Term Loan, 3M US L + 3.50%, 1.00% Floor, 08/30/2024	407,313	407,991
Albany Molecular Research, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 08/30/2024	615,414	616,072
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 07/05/2023	1,427,510	1,386,112
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	1,572,379	1,574,675
		3,984,850

Ecological Services & Equipment - 0.97%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	2,150,013	2,145,982

Electronics/Electric - 24.03%
Applovin Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 08/15/2025	307,207	307,321
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 1M US L + 3.75%, 10/02/2025	1,905,033	1,899,299
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	1,377,601	1,378,752
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	2,156,000	2,088,291
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	313,530	290,015
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,645,060	1,644,262
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	668,275	674,543
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	1,077,924	1,078,118
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	1,125,361	1,123,392
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	787,746	780,853
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	222,010	222,281
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	923,513	924,279
Flexera Software LLC, First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/03/2028	1,105,004	1,108,458
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/27/2024	2,069,837	2,075,022
Help/Systems Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 11/19/2026	1,522,088	1,532,552
Hyland Software, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 3.50%, 0.75% Floor, 07/01/2024	445,884	446,210
Idera, Inc., First Lien B-1 Term Loan, 6M US L + 3.75%, 0.75% Floor, 03/02/2028	2,319,421	2,308,114
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,580,801	1,582,651
Infinite BidCo LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/02/2028	728,358	724,716
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	2,245,866	2,248,875
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	254,832	254,323
Ivanti Software, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 12/01/2027	2,100,000	2,111,162
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028	739,200	741,972
MA FinanceCo. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 1.00% Floor, 06/05/2025	1,022,271	1,030,577
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	121,985	121,477
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	2,089,442	2,092,451
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	705,038	710,326
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	1,476,576	1,309,021
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 03/31/2023	663,608	635,405
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	1,680,000	1,680,000

	Principal
	Amount	Value
Electronics/Electric (continued)
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	$823,715	$817,022
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	2,481,912	2,478,499
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 05/30/2025	1,392,168	1,392,168
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	317,666	317,507
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	1,306,032	1,304,890
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	1,121,948	1,122,851
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	1,244,017	1,245,311
Riverbed Technology, Inc., First Lien 2020 Extension Term Loan, 3M US L + 6.00%, 1.00% Floor, 12/31/2025	692,062	666,480
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	2,027,270	2,026,388
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	1,149,167	1,151,327
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	1,760,000	1,669,800
Sophia LP, First Lien Closing Date Term Loan, 3M US L + 3.75%, 0.75% Floor, 10/07/2027	695,930	696,584
Syncsort, Inc., First Lien Facility B2 Term Loan, 3M US L + 4.25%, 0.75% Floor, 03/19/2028	2,670,968	2,657,613
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024(b)	237,653	232,603
		52,903,761

Equipment Leasing - 0.82%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	1,814,861	1,801,730

Financial Intermediaries - 1.19%
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.00%, 1.00% Floor, 03/26/2028	1,566,142	1,568,100
PI UK Holdco II, Ltd., First Lien Facility B1 Term Loan, 1M US L + 3.50%, 1.00% Floor, 01/03/2025	1,052,873	1,053,410
		2,621,510

Food Products - 2.98%
Alphabet Holding Company, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	2,037,420	2,026,122
Dole Food Company, Inc., First Lien Tranche B Term Loan, 1M US L + 2.75%, 1.00% Floor, 04/06/2024	783,784	784,603
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026	1,186,972	1,191,673
TKC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/01/2023	1,565,506	1,532,372
TKC Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 02/01/2024	1,105,408	1,031,368
		6,566,138

Food Service - 3.03%
CEC Entertainment, Inc., Exit Facility, First Lien Initial Term Loan, 1M US L + 1.00%, 1.00% Floor, 12/30/2025	514,266	704,544
CEC Entertainment, Inc., Second Lien Term Loan, 3M US L + 6.50%, 1.00% Floor, 12/30/2027	349,414	342,775
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 04/07/2025	1,083,417	1,025,639
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 1.00% Floor, 02/05/2025	1,140,803	1,133,154
IRB Holding Corp., First Lien Fourth Amendment Incremental Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2027	843,443	841,465
Quidditch Acquisition, Inc., First Lien B Term Loan, 3M US L + 7.00%, 1.00% Floor, 03/21/2025	1,932,842	1,894,185
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/05/2027	723,807	720,590
		6,662,352

Food/Drug Retailers - 1.11%
EG Group, Ltd., First Lien Additional Facility Term Loan, 3M US L + 4.00%, 02/07/2025	2,044,948	2,015,736
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	202,604	199,710
EG Group, Ltd., First Lien Term Loan, 3M US L + 4.25%, 0.50% Floor, 03/11/2026	223,301	221,347
		2,436,793

	Principal
	Amount	Value
Healthcare - 19.85%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/04/2022	$1,745,894	$1,736,623
athenahealth, Inc., First Lien B-1 Term Loan, 3M US L + 4.25%, 02/11/2026	1,549,458	1,555,269
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	2,326,266	2,262,294
BioClinica Holding I LP, First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/20/2023	1,802,831	1,803,579
BioClinica Holding I LP, Second Lien Initial Term Loan, 1M US L + 8.25%, 1.00% Floor, 10/21/2024	1,052,629	1,053,507
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 1.00% Floor, 05/08/2023	166,902	166,642
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023	2,578,540	2,355,071
CHG Healthcare Services, Inc., First Lien 2017 New Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/07/2023	1,253,490	1,251,139
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US L + 4.00%, 07/01/2026(c)	65,618	64,715
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,328,641	1,310,372
CPI Holdco LLC, First Lien B-1 Term Loan, 1M US L + 4.00%, 11/04/2026	1,225,719	1,226,178
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,777,235	1,539,166
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	725,535	695,607
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	2,006,053	2,001,880
Lanai Holdings II, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/29/2022	347,155	345,767
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	1,934,231	1,932,586
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/19/2027	1,343,825	1,352,224
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	1,054,565	1,057,866
NMSC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 04/19/2023	1,433,229	1,414,956
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 02/28/2028	1,416,667	1,404,016
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	1,008,400	1,003,882
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	634,375	633,820
Phoenix Guarantor, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 03/05/2026	709,835	703,184
Phoenix Guarantor, Inc., First Lien Tranche B-2 Retired 04/08/2021 Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/05/2026	1,138,330	1,131,039
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	704,151	699,641
Pluto Acquisition I, Inc., First Lien 2020 Incremental Term Loan, 1M US L + 5.00%, 0.50% Floor, 06/22/2026	204,615	205,383
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/10/2028	752,900	751,018
Sunshine Luxembourg VII SARL, First Lien Facility B3 Term Loan, 3M US L + 3.75%, 0.75% Floor, 10/01/2026	392,038	392,136
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 1.00% Floor, 09/03/2024	2,239,231	2,221,384
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,054,037	2,025,363
TTF Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 03/24/2028(b)	213,554	213,554
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/23/2024	1,099,288	1,086,844
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/20/2027(b)	602,571	604,078
Verscend Holding Corp., First Lien B-1 Term Loan, 3M US L + 4.00%, 08/27/2025	2,155,473	2,158,469
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	405,028	393,639
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/16/2025	183,750	157,756
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,373,560	1,318,617
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 1.00% Floor, 03/13/2026	1,500,000	1,470,000
		43,699,264

Home Furnishings - 1.56%
AI Aqua Merger Sub, Inc., First Lien 2017 Incremental Term Loan, 1M US L + 3.25%, 1.00% Floor, 12/13/2023	928,800	926,478

	Principal
	Amount	Value
Home Furnishings (continued)
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 1.00% Floor, 12/13/2023	$1,276,649	$1,277,051
APX Group, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 12/31/2025	1,233,867	1,235,582
		3,439,111

Industrial Equipment - 4.88%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.25%, 1.25% Floor, 08/01/2024	2,238,685	2,241,315
Blount International, Inc., First Lien New Refinancing Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/12/2023	176,744	177,407
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 07/19/2024	1,453,185	1,449,857
FCG Acquisitions, Inc., First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	94,452	94,038
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	495,871	493,702
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026(b)(c)	50,365	48,476
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	931,752	896,811
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	1,374,924	1,356,734
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026(b)	468,085	466,330
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	386,708	379,119
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	1,545,858	1,517,113
Vertical Midco GmbH, First Lien Facility B Term Loan, 6M US L + 4.25%, 07/30/2027	1,604,746	1,610,668
		10,731,570

Insurance - 0.92%
Baldwin Risk Partners LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 0.75% Floor, 10/14/2027(b)	1,096,988	1,096,987
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	763,116	762,055
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026(b)	162,722	159,061
		2,018,103

Leisure Goods/Activities/Movies - 3.54%
Alterra Mountain Company, First Lien Additional Term Loan, 1M US L + 4.50%, 1.00% Floor, 08/01/2026	1,427,766	1,434,904
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 3M US L + 3.00%, 04/22/2026	777,500	674,847
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.25%, 0.75% Floor, 11/26/2026(b)	1,396,925	1,375,971
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	763,030	654,161
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,933,837	1,920,348
SMG US Midco 2, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 2.50%, 01/23/2025	807,172	770,850
Travelport Finance SARL, First Lien Initial (Priority) Term Loan, 3M US L + 8.00, 6.50% PIK, 1.00% Floor, 02/28/2025(d)	317,964	324,455
Travelport Finance SARL, First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	790,805	645,866
		7,801,402

Nonferrous Metals/Minerals - 0.15%
American Rock Salt Company LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 03/21/2025	339,000	340,991

Oil & Gas - 1.41%
BCP Raptor II LLC, First Lien Initial Term Loan, 1M US L + 4.75%, 11/03/2025	375,897	359,451
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	602,538	589,484
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 1.00% Floor, 02/17/2025	787,404	764,108
PGS ASA, First Lien 2024 Term Loan, 3M US L + 7.50%, 03/19/2024	1,073,177	929,645
RDV Resources Properties LLC, First Lien Term Loan, 1M US L + 0.50%, 1.00% Floor, 03/29/2024(b)	968,742	469,840
		3,112,528

	Principal
	Amount	Value
Property & Casualty Insurance - 0.68%
AssuredPartners, Inc., First Lien 2020 February Refinancing Term Loan, 1M US L + 3.50%, 02/12/2027	$855,785	$847,227
AssuredPartners, Inc., First Lien 2020 June Incremental Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/12/2027	236,250	237,106
ExamWorks Group, Inc., First Lien B-1 Term Loan, 3M US L + 3.25%, 1.00% Floor, 07/27/2023	403,745	404,071
		1,488,404

Publishing - 2.61%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,530,970	1,529,600
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,149,167	1,107,194
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	1,166,667	1,165,290
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.00% Floor, 09/25/2026	1,345,626	1,352,448
Shutterfly, Inc., First Lien B-1 Term Loan, 3M US L + 6.50%, 1.00% Floor, 09/25/2026	584,439	585,900
		5,740,432

Radio & Television - 1.94%
E.W. Scripps Company, First Lien Tranche B-3 Term Loan, 1M US L + 3.00%, 0.75% Floor, 01/07/2028	935,741	933,916
Terrier Media Buyer, Inc., First Lien 2021 B Term Loan, 1M US L + 3.50%, 12/17/2026	2,049,212	2,033,699
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	1,385,118	1,312,594
		4,280,209

Retailers (except food & drug) - 0.80%
FBB Holdings III, Inc., First Lien Initial Term Loan, 3M US L + 9.00%, 1.00% Floor, 02/07/2024(b)	182,307	179,572
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00, 6.00% PIK, 01/31/2025(b)(d)	70,079	57,815
Petco Health and Wellness Company, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/03/2028	1,141,433	1,138,756
PetSmart LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/11/2028	377,265	377,209
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.50% Floor, 11/16/2017(b)(e)	4,090,935	8,182
		1,761,534

Steel - 0.16%
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 1.00% Floor, 03/01/2025	354,268	351,944

Surface Transport - 1.62%
Drive Chassis Holdco LLC, Second Lien B Term Loan, 3M US L + 8.25%, 04/10/2026	1,059,836	1,077,657
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 02/02/2024	1,349,979	1,351,667
The Kenan Advantage Group, Inc., First Lien U.S. B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/24/2026	1,140,283	1,136,007
		3,565,331

Telecommunications - 4.34%
Aventiv Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 11/01/2024	164,887	153,130
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	1,138,554	1,141,583
Ensono LP, First Lien Term Loan, 1M US L + 5.25%, 06/27/2025	1,213,488	1,215,004
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	1,370,886	1,372,256
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2023	1,121,755	1,122,282
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 1.00% Floor, 12/16/2024	588,972	587,500
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	1,052,727	986,274
Rackspace Technology Global, Inc., First Lien 2021 B Term Loan, 3M US L + 2.75%, 0.75% Floor, 02/15/2028	990,520	983,037
TierPoint LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 05/05/2026	1,994,819	1,987,129
		9,548,195

	Principal
	Amount	Value
Utilities - 0.71%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	$351,962	$332,847
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 1.00% Floor, 11/13/2021	482,500	452,797
Southeast PowerGen LLC, First Lien B Advance Term Loan, 1M US L + 3.50%, 1.00% Floor, 12/02/2021	802,935	783,264
		1,568,908

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $293,396,745)		290,942,704

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 3.51%
Structured Finance Obligations - 3.51%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(f)	500,000	495,700
Barings CLO, Ltd. 2020-II, 3M US L + 7.90%, 10/15/2033(b)(f)	500,000	505,235
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(f)	500,000	500,924
Fort Washington CLO 2019-1, 3M US L + 7.25%, 10/20/2032(b)(f)	500,000	497,787
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(b)(f)	625,000	601,416
HPS Loan Management 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(f)	834,000	762,555
Kayne CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(f)	500,000	500,876
Kayne CLO II, Ltd., 3M US L + 6.00%, 10/15/2031(b)(f)	750,000	735,912
Neuberger Berman CLO XVII, Ltd., 3M US L + 7.20%, 04/22/2029(b)(f)	500,000	499,891
Neuberger Berman Loan Advisers CLO 27, Ltd., 3M US L + 5.20%, 01/15/2030(b)(f)	667,000	634,969
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(b)(f)	500,000	497,191
PPM CLO 3, Ltd. 04/17/2034(b)(f)	500,000	493,741
Voya CLO 2019-4, Ltd., 3M US L + 7.48%, 01/15/2033(b)(f)	500,000	504,311
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(b)(f)	500,000	493,758
		7,724,266

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $7,822,921)		7,724,266

CONVERTIBLE CORPORATE BOND - 0.02%
Oil & Gas - 0.02%
PGS ASA, 5.000%, 02/09/2024(b)	144,012	37,550

TOTAL CONVERTIBLE CORPORATE BOND
(Cost $16,865)		37,550

CORPORATE BONDS - 10.68%
Brokers, Dealers & Investment Houses - 0.30%
AG Issuer LLC, 6.250%, 03/01/2028(f)	630,000	660,712

Building & Development - 0.42%
Foundation Building Materials, Inc., 6.000%, 03/01/2029(f)	939,000	928,436

Business Equipment & Services - 0.99%
Austin BidCo, Inc., 7.125%, 12/15/2028(f)	300,000	305,813
Diebold Nixdorf, Inc., 9.375%, 07/15/2025(f)	660,000	736,312
Outfront Media Capital LLC / Outfront Media Capital Corp., 6.250%, 06/15/2025(f)	1,067,000	1,130,353
		2,172,478

Chemical & Plastics - 0.25%
FXI Holdings, Inc.:
7.875%, 11/01/2024(f)	265,000	273,613
12.250%, 11/15/2026(f)	243,000	278,044
		551,657

Containers & Glass Products - 0.59%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027(f)	506,000	516,666
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC, 6.000%, 09/15/2028(f)	288,000	297,900

	Principal
	Amount	Value
Containers & Glass Products (continued)
Trident TPI Holdings, Inc., 9.250%, 08/01/2024(f)	$451,000	$481,443
		1,296,009

Diversified Insurance - 1.47%
HUB International, Ltd., 7.000%, 05/01/2026(f)	1,008,000	1,047,730
NFP Corp., 6.875%, 08/15/2028(f)	2,097,000	2,178,259
		3,225,989

Electronics/Electric - 1.98%
Plantronics, Inc., 4.750%, 03/01/2029(f)	2,342,000	2,306,870
Veritas US, Inc. / Veritas Bermuda, Ltd., 7.500%, 09/01/2025(f)	1,968,000	2,046,523
		4,353,393

Food Products - 0.28%
Dole Food Co., Inc., 7.250%, 06/15/2025(f)	599,000	616,970

Healthcare - 1.39%
Envision Healthcare Corp., 8.750%, 10/15/2026(f)	2,292,000	1,704,240
Team Health Holdings, Inc., 6.375%, 02/01/2025(f)	1,000,000	886,180
US Acute Care Solutions LLC, 6.375%, 03/01/2026(f)	463,000	480,941
		3,071,361

Leisure Goods/Activities/Movies - 0.77%
Cinemark USA, Inc., 5.875%, 03/15/2026(f)	891,000	914,558
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(f)	778,000	780,031
		1,694,589

Property & Casualty Insurance - 0.37%
AssuredPartners, Inc., 5.625%, 01/15/2029(f)	789,000	804,977

Radio & Television - 1.12%
Entercom Media Corp.:
6.500%, 05/01/2027(f)	1,244,000	1,289,095
6.750%, 04/02/2029(f)	190,000	197,662
Sinclair Television Group, Inc.:
5.125%, 02/15/2027(f)	439,000	429,397
5.500%, 03/01/2030(f)	155,000	150,999
Univision Communications, Inc., 6.625%, 06/01/2027(f)	376,000	402,245
		2,469,398

Utilities - 0.75%
Pike Corp., 5.500%, 09/01/2028(f)	1,629,000	1,661,580

TOTAL CORPORATE BONDS
(Cost $23,685,949)		23,507,549

	Shares
COMMON STOCK - 1.04%
Building & Development - 0.22%
Dayton Superior LLC(b)(g)	5,726	486,712

Food Service - 0.75%
CEC Brands, LLC - Equity(g)	92,256	1,660,608

Oil & Gas - 0.07%
Ascent Resources - Equity(b)(g)	177,384	149,889

	Shares	Value
Oil & Gas (continued)
RDV Resources, Inc.(b)(g)	56,760	$–
		149,889

TOTAL COMMON STOCK
(Cost $2,285,503)		2,297,209

WARRANTS - 0.08%
Healthcare - 0.08%
Carestream Health expires 12/31/2049 at $0.01(b)	52	185,616

Oil & Gas - 0.00%(h)
Ascent Resources Marcellus LLC expires 3/30/2023 at $6.15(b)	45,926	1,148

TOTAL WARRANTS
(Cost $5,012)		186,764

Total Investments- 147.51%
(Cost $327,212,995)		324,696,042

Other Assets in Excess of Liabilities - 1.56%		3,420,005

Leverage Facility - (49.07)%		(108,000,000)

Net Assets - 100.00%		$220,116,047

Amounts above are shown as a percentage of net assets as of March 31, 2021.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
PIK - Payment in-kind

Reference Rates:
1W US L - 1 Week LIBOR as of March 31, 2021 was 0.09%
1M US L - 1 Month LIBOR as of March 31, 2021 was 0.11%
2M US L - 2 Month LIBOR as of March 31, 2021 was 0.13%
3M US L - 3 Month LIBOR as of March 31, 2021 was 0.19%
6M US L - 6 Month LIBOR as of March 31, 2021 was 0.21%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of March 31, 2021. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2021, the Fund has unfunded delayed draw loans in the amount of $268,392. Fair value of these unfunded delayed draws was $263,166.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security is in default as of period end and is therefore non-income producing.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $31,231,815, which represented approximately 14.19% of net assets as of March 31, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.
(h)	Amount represents less than 0.005% of net assets.

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate Term Fund (“BSL” or the “Fund”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BSL. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BSL’s Board of Trustees (the “BSL Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders had approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the BSL Board approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the “Charter Amendment”). The BSL Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in senior secured, floating rate loans (“Senior Loans”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BSL’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the BSL Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BSL’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BSL’s investments under the fair value hierarchy levels as of March 31, 2021:

Blackstone Senior Floating Rate Term Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Building & Development	$–	$9,277,976	$454,169	$9,732,145
Business Equipment & Services	–	51,283,541	2,082,477	53,366,018
Chemical & Plastics	–	7,471,875	1,528,088	8,999,963
Electronics/electric	–	52,381,143	522,618	52,903,761
Healthcare	–	42,881,632	817,632	43,699,264
Industrial Equipment	–	9,319,953	1,411,617	10,731,570
Insurance	–	762,055	1,256,048	2,018,103
Leisure Goods/Activities/Movies	–	6,425,431	1,375,971	7,801,402
Oil & Gas	–	2,642,688	469,840	3,112,528
Retailers (except food & drug)	–	1,515,965	245,569	1,761,534
Other	–	96,816,416	–	96,816,416
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	7,724,266	7,724,266
Convertible Corporate Bond
Oil & Gas	–	–	37,550	37,550
Corporate Bonds	–	23,507,549	–	23,507,549
Common Stock
Building & Development	–	–	486,712	486,712
Oil & Gas	–	–	149,889	149,889
Other	–	1,660,608	–	1,660,608

Blackstone Senior Floating Rate Term Fund (continued)
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Warrants
Healthcare	–	–	185,616	185,616
Oil & Gas	–	–	1,148	1,148
Total	$–	$305,946,832	$18,749,210	$324,696,042

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	$–	$(1,236)	$(1,926)	$(3,162)
Total	$–	$(1,236)	$(1,926)	$(3,162)

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BSL has used Level 3 inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Convertible Corporate Bond	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2020	$27,870,745	$2,613,842	$-	$1,336,390	$574	$(2,874)	$31,818,677
Accrued discount/ premium	37,282	1,019	-	-	-	-	38,301
Realized Gain/(Loss)	91,205	88,858	-	-	-	-	180,063
Change in unrealized Appreciation/(Depreciation)	699,549	(75,285)	20,685	810,930	186,190	948	1,643,017
Purchases	3,065,326	5,845,831	16,865	-	-	-	8,928,022
Sales Proceeds	(5,434,905)	(749,999)	-	-	-	-	(6,184,904)
Transfer into Level 3	1,942,820	-	-	149,889	-	-	2,092,709
Transfer out of Level 3	(18,107,993)	-	-	(1,660,608)	-	-	(19,768,601)
Balance as of March 31, 2021	$10,164,029	$7,724,266	$37,550	$636,601	$186,764	$(1,926)	$18,747,284
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2021	$285,146	$1,699	$20,685	$37,250	$186,190	$948	$531,918

Information about Level 3 fair value measurements as of March 31, 2021:

Blackstone Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$10,164,029	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	$7,724,266	Third-party vendor pricing service	Broker quotes	N/A
Convertible Corporate Bond	$37,550	Option Pricing Model	Yield Discount Rate(a)	19.0%
			Volatility(a)	65%
Common Stock	$636,601	Third-party vendor pricing service	Broker quotes	N/A
	$-	Performance Multiple Methodology	EBITDA Multiple(a)	3.0x
Warrants	$1,148	Third-party vendor pricing service	Broker quotes	N/A
	$185,616	Performance Multiple Methodology	EBITDA Multiple(a)	4.75x
Unfunded Loan Commitments	$(1,926)	Third-party vendor pricing service	Broker quotes	N/A

(a)	As of March 31, 2021, a change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield Discount Rate	Decrease	Increase
Volatility	Increase	Decrease
EBITDA Multiple	Increase	Decrease

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

COVID-19 and Global Economic and Market Conditions: The ongoing novel coronavirus (“COVID-19”) pandemic and restrictions on certain non- essential businesses have caused disruption in the U.S. and global economies. Although an economic recovery is partially underway, it continues to be gradual, uneven, and characterized by meaningful dispersion across sectors and regions. The estimates and assumptions underlying the Fund's financial statements are based on the information available as of March 31, 2021. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). At March 31, 2021, 81.44% of BSL’s Managed Assets were held in Senior Loans.

Senior Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect the Fund’s credit arrangement and the Fund’s CLO transactions. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it would phase out LIBOR as a benchmark by the end of 2021. It is unclear whether new methods of calculating LIBOR will be established such that it continues to exist after 2021. The administrator of LIBOR has announced it will consult on its intention to cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining USD LIBOR settings immediately following the LIBOR publication on June 30, 2023. The U.S. Federal Reserve System (“FRS”), Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021, and the FCA has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, for example, the FRS, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and the Fund’s existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. If LIBOR ceases to exist, the Fund and its obligors may need to amend or restructure their existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond December 31, 2021, or June 30, 2023, depending on the applicable LIBOR tenor and pending the outcome of the LIBOR administrator’s consultation. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers the Fund currently owns or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on the Fund’s business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, the Fund anticipates there may be additional risks to the Fund’s current processes and information systems that will need to be identified and evaluated by the Fund. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on the Fund’s cost of capital and net investment income cannot yet be determined.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on the Fund’s business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invest and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2021, BSL had invested $23,734,092 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL may acquire Loans through assignments or participations. BSL typically acquires these Loans through assignment, and if BSL acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Loan through a participation.

BSL has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2021, BSL had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

	Blackstone Senior Floating Rate Term Fund
Borrower	Par Value	Fair Value
Justrite Safety Group, First Lien Delayed Draw Term Loan	$64,650	$62,226
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan	203,742	200,940
Total	$268,392	$263,166

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BSL’s valuation policies. For the period ended March 31, 2021, BSL recorded a net change in unrealized depreciation on unfunded loan commitments totaling $(1,618).

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL. BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017, and as further amended and restated on June 20, 2018 and as further amended and restated on October 4, 2019 and as amended on October 2, 2020, to borrow up to a limit of $142 million, with $48 million for tranche A loans ("BSL Tranche A Loans") and $94 million for tranche B loans ("BSL Tranche B Loans"). Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.85% above LIBOR for Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest periods Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of Tranche A Loans and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2021, BSL had borrowings outstanding under its Leverage Facility of $108,000,000, at an interest rate of 1.20%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2021. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended March 31, 2021, the average borrowings under BSL’s Leverage Facility and the average interest rate were $106,133,333 and 1.19%, respectively.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of March 31, 2021, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which include the assets purchased through leverage. As of March 31, 2021, BSL’s leverage represented 32.92% of the Fund’s Managed Assets.